INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES [Abstract]
INVENTORIES
NOTE 4:-	INVENTORIES

	December 31,
	2011	2010

Raw materials and components	$2,430	$2,542
Work in progress	4,529	3,164
Finished goods	696	509

	$7,655	$6,215

Write-offs of inventories for the years ended December 31, 2011, 2010 and 2009 amounted to $ 136, $ 133 and $ 310, respectively. The write-offs were due to slow-moving items and excess inventories and were recorded in cost of revenues.